SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934.

         Date of Report (Date of Earliest Event Reported): July 22, 2002
                                                           -------------


                              SNELLING TRAVEL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                       0-26461                    58-2368425
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


          4636 Village Drive
            Fernandina, FL                                              32034
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number including area code: (904) 261-7711
                                                           --------------


        (Former name or former address, if changed since last report): NA

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On July 22, 2002, Horton & Company, LLC ("Horton"), which had audited its financial statements for the past two years, notified Snelling Travel, Inc. (the "Company") that it resigned as the Company's principal accountant and auditor. The resignation was effective immediately.

     The reports of Horton for the past two fiscal years ended December 31, 2001 contained a going-concern paragraph. Otherwise, the reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the past two fiscal years and the interim periods since December 31, 2001, there have been no disagreements with Horton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to its satisfaction, would have caused Horton to make reference to the matter in its report. Further, during that time, there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested Horton to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated July 26, 2002, is filed as Exhibit 16 to this Form 8-K.

     (b) On July 23, 2002, the Company, with the approval of its Board of Directors, retained Bagell, Josephs & Company, L.L.C. ("Bagell") to be its new auditor and principal accountant for the year ended December 31, 2002. During the two most recent fiscal years and subsequent interim period, the Company has not consulted Bagell regarding any matter requiring disclosure in this Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

          c.   Exhibits.

               16. Letter, dated July 26, 2002, from former accountant, Horton & Company, LLC

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SNELLING TRAVEL, INC.



Date: July 29, 2002                      By: /s/ Rollins C. Snelling, Jr.
                                             -----------------------------------
                                             Rollins C. Snelling, Jr., President

                                  EXHIBIT INDEX

Exhibit
Number                                                  Description
------                                       ----------------------------------

  16                                         Letter from Horton & Company, LLC,
                                             dated July 26, 2002

EXHIBIT 16


                                       July 26, 2002


Securities and Exchange Commission
Washington, D.C. 20549


Horton & Company, LLC (a predecessor firm of Citrin Cooperman & Company, LLP) was previously the auditors for Snelling Travel, Inc. On March 27, 2002, Horton & Company, LLC reported on the financial statements of Snelling Travel, Inc. as of December 31, 2001 and 2000, and for the years then ended. On July 22, 2002, we resigned as the auditors of Snelling Travel, Inc. We have read the statements made by Snelling Travel, Inc., included under Item 4 of its Form 8-K dated July 26, 2002 and we agree with such statements.


                                                     Very truly yours,


                                                     /s/ Horton & Company, LLC
                                                     -------------------------
                                                     Horton & Company, LLC